UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

AApril 30, 2013

SANWIRE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	00010966759	94-3342064
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4528 South Sheridan Road, Suite 228. Tulsa, OK 74145
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: 1-800-243-1254

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

On April 30, 2013, the Registrant appointed Mr. Naiel Kanno as President and a member of the Board of Directors effective immediately.  Mr. Carman Parente stepped down as President to become the Chairman of the Board.

Section 9 – Financial Statements and Exhibits

Item 9.01 EXHIBITS

Exhibit Number	Description
99.1	Press Release dated April 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sanwire Corporation.

By: /s/ Carman Parente

Date: April 30, 2013

Carman Parente, Director

2

EXHIBIT 99.1

Sanwire Corporation Appoints New President and CEO

Tulsa, OK – April 30, 2013 – Sanwire Corporation (“Sanwire” or the “Company”) (OTCQB: NTMG) announces the appointment of Mr. Naiel Kanno as its new President and CEO. The appointment comes on the heel of the Company’s recent restructuring to pursue a broader business plan and industry market. Mr. Kanno replaces Mr. Carman Parente who has been appointed Sanwire’s new Chairman of the Board. Mr. Kanno will also hold a seat with the Board of Directors.

Mr. Kanno has over 22 years of experience in successfully developing and guiding leading-edge technology companies. Mr. Kanno brings skills in management, marketing, engineering, and enterprise application sales with a focus in the telecommunications and wireless sectors.

Mr. Kanno, President and CEO stated, “I am excited about this opportunity to work with and lead Sanwire to expand its new direction, grow the Company and execute on its mission statement. Working with Sanwire’s team and Board of Directors, our main focus is to immediately accelerate revenue production through our technology sources and future developing acquisitions.”

"We welcome Naiel to our leadership team and our Board of Directors," said Carman Parente, Chairman of Sanwire. "Naiel brings invaluable skills and experience that will help manage our future growth and success."

About Sanwire Corporation

Sanwire is a global provider of wireless communications services, data solutions, and application software/hardware. Sanwire’s vertically integrated portfolio of solutions target a diverse array of enterprises and multiple disciplines with one goal in mind - deliver efficient and reliable communications. For more information, visit us at www.sanwire.net.

Contact:

Sanwire Corporation

info@sanwire.net

1 (800) 243-1254

Certain statements included in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, plans and timing for the introduction or enhancement of our services and products, statements about future market conditions, supply and demand conditions, and other expectations, intentions and plans contained in this press release that are not historical fact and involve risks and uncertainties. Our expectations regarding future revenues depend upon our ability to develop and supply products and services that meet defined specifications. When used in this press release, the words "plan," "expect," "believe," and similar expressions generally identify forward-looking statements. These statements reflect our current expectations.